IMPORTANT NOTICE CONCERNING YOUR RIGHTS UNDER THE
                   MACDERMID, INCORPORATED PROFIT SHARING AND
EMPLOYEE STOCK OWNERSHIP, THE POLYFIBRON TECHNOLOGIES, INC. RETIREMENT PLAN AND
                   THE MACDERMID EQUIPMENT MONEY PURCHASE PLAN

TO:          Participants  of  the  above  Plans

FROM:          Frank  Monteiro-  Secretary,  MacDermid  Investment  Committee

DATE:          September  30,  2003

SUBJECT:     The  above  Plan  transitions  from Wachovia Retirement Services to
Schwab  Retirement  Plan  Services,  Inc.

     1. This notice is to inform you that the above listed (the "Plan") will be changing recordkeepers from Wachovia Retirement Services to Schwab Retirement Plan Services, Inc.

     2. As a result of these changes, you will temporarily be unable to obtain a loan from the Plan, obtain a distribution from the Plan, change existing investment elections or execute a fund transfer. This period, during which you will be unable to exercise these rights otherwise available under the Plan, is called a "blackout period." Whether or not you plan in the near future to retire, request a Plan distribution, apply for a Plan loan or change the allocation of your Plan account balances or new contributions among the Plan's investment options, we encourage you to carefully consider how this blackout period may affect your rights, privileges and planning with respect to the Plan.

3. Below is a listing of key dates when partial and full blackout periods are scheduled to begin. We anticipate coming out of the blackout period on December 15, 2003. During the blackout period certain activities will be temporarily suspended. The start dates for the suspension periods are as follows:

     -     The  last  day  to  request  a  loan  will  be  November  7,  2003.
     - The last day to return completed distribution paperwork will be November 7, 2003.
     - The last day to request deferral percent changes through MacDermid will be November 7, 2003.
     - The last day to execute a fund transfer or change existing investment elections on the VRS/Web will be November 18, 2003.

During the blackout period, you can determine whether the restricted period has started or ended by calling 1-800-SCH-PLAN. Also, check the conversion web site at http://macdermid.schwabplan.com for details on the conversion process.
    -------------------------------

4. During the blackout period, you will be unable to change your existing investment elections or execute a fund transfer in your plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to change your existing investment elections or execute a fund transfer during the blackout period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments.


Should you have any questions regarding this notice, please feel free to contact Debbie Vigeant at 203-575-5980 or myself at 203-575-5793.We may also be reached by e-mail at dvigeant@macdermi.com or fmonteiro@macdermid.com.
















































                               [GRAPHIC  OMITED]



245  FREIGHT STREET      WATERBURY, CT 06702     TELEPHONE (203) 575-5700 - DOM.
FAX  (203)  575-5630



September  30,  2003


Dear  MacDermid  Employee,

Re:     Upcoming  Improvements in the MacDermid, Incorporated Profit Sharing and
Employee  Stock  Ownership  Plan

WE RECENTLY COMPLETED AN EVALUATION PROCESS THAT HELPED US IDENTIFY NEW OPPORTUNITIES FOR AND WAYS TO ACHIEVE IMPROVEMENT IN THE FLEXIBILITY OF OUR MACDERMID, INCORPORATED PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN AND THE OVERALL VALUE OF THE PLAN TO ITS PARTICIPANTS AS AN IMPORTANT PART OF MACDERMID'S COMPENSATION AND EMPLOYEE BENEFITS PACKAGE. OUR EVALUATION INCLUDED A MARKET REVIEW OF SERVICE PROVIDERS FOR SIMILAR TAX-QUALIFIED RETIREMENT PLANS, INCLUDING 401(K) PLANS.

The Plan's New Custodian and Record-keeper. WE ARE VERY PLEASED TO ANNOUNCE THAT, AS A RESULT OF THIS EVALUATION PROCESS, MACDERMID HAS RETAINED SCHWAB RETIREMENT PLAN SERVICES, INC. (SRPS) AS THE NEW CUSTODIAN FOR THE PLAN. IN REACHING THIS DECISION, WE WORKED DILIGENTLY TO ENSURE THAT CHANGING OUR PLAN PROVIDER WOULD ENABLE THE PLAN TO BETTER PERFORM ITS MISSION OF PROVIDING
RETIREMENT  AND  SAVINGS  BENEFITS  TO  PLAN  PARTICIPANTS.

    Overview of the Schwab Advantage for You.   IF YOU HAVEN'T BEEN TAKING FULL
    ADVANTAGE OF THE MACDERMID, INCORPORATED PROFIT SHARING AND EMPLOYEE STOCK
     OWNERSHIP PLAN, NOW IS A GREAT TIME TO TAKE A SECOND LOOK, AS SIGNIFICANT IMPROVEMENTS TO THE PLAN OFFER TO MAKE IT ONE OF THE MOST FLEXIBLE, CONVENIENT, AND ACCESSIBLE WAYS TO HELP YOU BUILD SAVINGS AND BENEFITS FOR YOUR RETIREMENT.
NOW IS A GREAT TIME TO RE-EVALUATE HOW YOU USE THIS IMPORTANT BENEFIT.  HERE ARE
 SOME OF THE FEATURES YOU WILL ENJOY ONCE THE TRANSITION TO SCHWAB IS COMPLETE:

- Educational and informational materials available in a variety of forms to assist you in making important decisions concerning your account investment allocation under the Plan
- Educational meetings in which you can ask questions and spend one-on-one time with a retirement representative
- Access to your Plan account through the SchwabPlan Web site at www.schwabplan.com
           -------
- An automated telephone system with most transactions available to you day or night**
- Trained retirement telephone representatives available from 7:00 a.m. to 11:00 p.m. EST, Monday through Friday
- The ability to change how future contributions are invested over the telephone or through schwabplan.com, with the new instructions effective as soon as administratively possible
- The ability to change how your account balance is invested over the telephone or through schwabplan.com as often as you like, with the change taking place the same day (for trade orders placed prior to 11:30 a.m.
      EST)
-     Initiate  loans  and  withdrawals over the telephone and on schwabplan.com

WE WILL KEEP YOU WELL INFORMED DURING THE TRANSITION TO SCHWAB THROUGH E-MAIL, PRINT, LINKS TO USEFUL INFORMATION, LIVE MEETINGS, AND SCHWEBCASTS. You can keep up-to-date with all the changes we are making through a customized conversion website.

MACDERMID'S INVESTMENT COMMITTEE IS EXCITED ABOUT THE SELECTION OF SCHWAB AS A SERVICE PROVIDER TO THE PLAN, WHICH WILL EMPOWER ALL ELIGIBLE MACDERMID EMPLOYEES TO MAKE THE MOST OF THEIR FINANCIAL FUTURE. THE MACDERMID, INCORPORATED PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN IS ONE OF THE MOST VALUABLE BENEFITS YOU HAVE AS AN EMPLOYEE. IT IS ALSO ONE OF THE WAYS THAT OUR COMPANY ACKNOWLEDGES THE IMPORTANT CONTRIBUTION YOU MAKE EVERY DAY TO THE SUCCESS OF MACDERMID.

SINCERELY,




FRANK  J.  MONTEIRO
SECRETARY,  MACDERMID  INVESTMENT  COMMITTEE


                                   MEMORANDUM
                                   ----------

                                                              September 30, 2003

TO:     Officers  and  Directors  of  MacDermid  Incorporated
FROM:     Frank  Monteiro-  Plan  Administrator
RE:     Restriction  on  Trading  MacDermid,  Incorporated  Securities

     Please be advised that Schwab Retirement Plan Services, Inc., an affiliate of Charles Schwab & Co., Inc., has been engaged to replace Wachovia Bank, N.A., effective December 1, 2003 as the custodian and record-keeper of the MacDermid, Incorporated Profit Sharing and Employee Stock Ownership Plan (the "Plan"). In connection with this change, Plan participants will be subject for a period of time to restrictions on executing transactions with respect to their individual accounts under the Plan, including (i) changing the investment allocation of participant contributions, (ii) receiving distributions or loans and (iii) transferring Plan account balances among investment options. This period is referred to as a "Plan Blackout Period." Plan participants were notified of the Plan Blackout Period by notice issued on September 30, 2003.

     The Plan Blackout Period is scheduled to commence at 2:00pm (Eastern time on November 7, 2003 for loans, distributions, and deferral percentage changes. A second Blackout period is scheduled to commence at 2:00pm (Eastern time) on November 18, 2003 for the transferring of Plan account balances. Both Blackout Periods are expected to end at 5:00pm (Eastern time) on December 15, 2003. Pursuant to rules established under the Sarbanes-Oxley Act of 2002, during the Plan Blackout Period directors and executive officers of MacDermid, Incorporated (the "Company"), the employer-sponsor of the Plan, including you, may not buy, sell or otherwise transfer any equity security of the Company, including restricted stock, nor can you exercise any of your stock options. There are very narrow exceptions to this trading prohibition. AS A RESULT, DO NOT TRADE IN MACDERMID STOCK FROM THE CLOSE OF BUSINESS ON NOVEMBER 6, 2003 UNTIL DECEMBER 16, 2003.

     We anticipate a smooth transition with respect to the Plan's custodial and record-keeping functions, but it is possible that the Plan Blackout Period will not end when expected. In the event that the Plan Blackout Period will be longer than expected, you will be so notified.

     Please direct any questions regarding the Plan Blackout Period and the changes to the Plan to my attention, in writing, at the following:

     MacDermid  Incorporated
Attn:  Frank  Monteiro-  Plan  Administrator
245  Freight  Street
Waterbury,  CT  06702